Exhibit 10.1

                AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT



     This AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT, dated as of November 15, 2004 (this "Amendment No. 2"), by and between SECURED DIGITAL APPLICATIONS, INC., a Delaware corporation (the "Company"), and SDA America, Inc., a Delaware corporation and the Company's wholly owned Subsidiary ("SDA America") and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus").

     Reference is made to that certain Securities Purchase Agreement, dated as of May 28, 2004, by and between the Company, SDA America and Laurus (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.Section 6.2 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced by the following:

          6.2. Listing. The Company's shares of Common Stock issuable upon conversion of the Series A Preferred and upon the exercise of the Warrant are listed on the NASD OTCBB (subject to the last sentence of this Section 6.2, the "Principal Market") as of the date hereof and, subject to the last sentence of this Section, the Company shall maintain such on a Principal Market so long as any other shares of Common Stock shall be so listed. The Company will maintain the listing of its Common Stock on a Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company may, in its discretion, cause its shares of Common Stock to be listed on the NASDAQ SmallCap Market, NASDAQ National Market System, the American Stock Exchange or the New York Stock Exchange, and, following such listing, such market or exchange on which the Company's Common Stock is then listed shall be the "Principal Market" for the purposes of this Agreement and the Related Agreements.

     2. This Amendment No. 2 shall be effective as of the date hereof following the execution of same by each of the Company, SDA America and Laurus.

     3. Except as specifically provided for herein, the Securities Purchase Agreement shall not otherwise be affected by this Amendment No. 2 and all of the terms and provisions of the Securities Purchase Agreement shall remain in full force and effect in accordance with its terms.

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     4. Except as set forth on schedule A hereto  with  respect to sections 4.2,
4.3, 4.6 and 4.7 the Company hereby represents and warrants to Laurus that as of the date hereof all representation, warranties and covenants made by Company in connection with the Securities Purchase Agreement are true correct and complete and all of Company's covenants requirements have been met.

     5. This Amendment No. 2 shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT NO. 2 SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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     IN  WITNESS  WHEREOF,  each of the  Company  and  Laurus  has  caused  this
Amendment No. 2 to Securities Purchase Agreement signed in its name effective as of this 15th day of November 2004.


                                            SECURED DIGITAL APPLICATIONS, INC.


                                            By: /s/Patrick Soon-Hock Lim
                                                -------------------------
                                            Name:  Patrick Soon-Hock Lim
                                            Title: Chairman

                                            SDA AMERICA, INC.


                                            By:/s/Patrick Soon-Hock Lim
                                               ------------------------
                                            Name: Patrick Soon-Hock Lim
                                            Title:President


                                            LAURUS MASTER FUND, LTD.


                                            By  /s/ David Grin
                                                ---------------
                                            Name:   David Grin
                                            Title:  Managing Partner